Registration No. 333-27601


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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



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                                    EXHIBITS
                                       to
                                 POST EFFECTIVE NO. 1
                                       to
                                    FORM S-11


                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


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                        American Church Mortgage Company



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                                  EXHIBIT INDEX


                                                                       Location
Exhibit                           Description                            Page

 24                           Consent of Auditor                          E-4

                        AMERICAN CHURCH MORTGAGE COMPANY











                                  EXHIBIT 24.1
















                               CONSENT OF AUDITOR

We consent to the incorporation by reference in this Registration Statement of American Church Mortgage Company on Form S-11 of our report dated February 20, 1998 appearing in (or incorporated by reference in) Post-Effective Amendment No. 1 to the Registration Statement on Form S-11 of American Church Mortgage Company for the years ended December 31, 1997, 1996 and 1995, and the period May 27, 1994 (date of inception) to December 31, 1994, respectively. We consent to the reference to our Firm under the caption "Experts" in the Prospectus included therein.


                                        Boulay, Heutmaker, Zibell & Co. P.L.L.P.
                                              Certified Public Accountants

Minneapolis, Minnesota
June 30, 1998





                                       E-4

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